Exhibit 10.3 Error! Unknown document property name. WARRANT PURCHASE AGREEMENT This Warrant Purchase Agreement (this “Agreement”) is dated as of February 14, 2023, among Altisource Portfolio Solutions S.A., a public limited liability company (société anonyme) organized and established under the laws of the Grand Duchy of Luxembourg having its registered office at 33, Boulevard Prince Henri, L-1724 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies register (Registre de commerce et des sociétés, Luxembourg) under number B72391 (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and permitted assigns and transferees, a “Purchaser” and collectively, the “Purchasers”). WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act (as defined below), and Rule 506 thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, warrants of the Company as more fully described in this Agreement. NOW, THEREFORE, IN CONSIDERATION of the Company and its subsidiary Altisource S.À R.L. entering into that certain Amended and Restated Credit Agreement, dated as of February 9, 2023, by and among the Company, such subsidiary, the lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as the administrative agent (as may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Term Loan Credit Agreement”), and the provision by the Purchasers of their respective Commitment Amounts (as defined therein) pursuant to the Term Loan Credit Agreement, and mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows: ARTICLE I. DEFINITIONS 1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, including in the form of Warrant attached as Exhibit A hereto, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1: “Board of Directors” means the board of directors of the Company. “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day. “Closing” means the closing of the issuance and delivery of the Warrants pursuant to Section 2.1. “Closing Date” shall mean the Amendment Effective Date as defined in the Term Loan Credit Agreement. “Commission” means the U.S. Securities and Exchange Commission. “Common Stock” means the common stock of the Company, par value $1.00 per share.

“Disqualification Event” shall have the meaning ascribed to such term in Section 3.1(i) “Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(g)(ii). “Existing Revolving Facility” means the June 22, 2021 Altisource S.à r.l revolving credit facility with STS Master Fund, Ltd. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended. “Issuer Covered Person” shall have the meaning ascribed to such term in Section 3.1(i). “Legend Removal Date” shall have the meaning ascribed to such term in Section 5.1(c). “Liens” means a lien, charge pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction. “Lock-up Period” shall have the meaning assigned to such term in Section 4.1. “Lock-up Securities” shall have the meaning assigned to such term in Section 4.1. “Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b). “Maximum Number of Warrant Shares” means the maximum number of Warrant Shares transferable to holders of Warrants upon exercise of the Warrants. “OFAC” means the Office of Foreign Assets Control. “Permitted Transfer” shall have the meaning assigned to such term in Section 4.2. “Permitted Transferee” shall have the meaning assigned to such term in Section 4.2. “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened. “Purchaser Party” shall have the meaning ascribed to such term in Section 6.19. “Required Approvals” shall have the meaning ascribed to such term in Section 3.1(c). “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule. “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule “SEC Reports” shall have the meaning ascribed to such term in Section 3.1(g). “Securities” means the Warrants and the Warrant Shares.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock). “Standard Settlement Period” means the standard settlement period, expressed as a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock. “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTCQB, or the OTCQX (or any successors to any of the foregoing). “Transaction Documents” means this Agreement, the Warrants, the Registration Rights Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder. “Transaction Support Agreement” means the Transaction Support Agreement, dated as of February 3, 2023, among the Company and Altisource S.À R.L. and the Consenting Term Lenders (as defined therein), as amended from time to time. “Transfer” means the (i) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii). “Transfer Agent” means American Stock Transfer & Trust Company, the current transfer agent of the Company, and any successor transfer agent of the Company. “Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall become exercisable on the date that is one year following the Closing Date and have a term of exercise until May 22, 2027, in the form of Exhibit A attached hereto. “Warrant Shares” means the shares of Common Stock transferable by the Company to the holders of Warrants upon exercise of the Warrants. ARTICLE II. PURCHASE AND SALE 2.1 Closing. On the Closing Date, or at such other time as the Company and the Purchasers shall agree in writing, upon the terms and subject to the conditions set forth herein, for good and valuable consideration as set forth in the Transaction Support Agreement, (i) the Company agrees to issue and deliver, and the Purchasers, severally and not jointly, agree to delivery of the Warrants in the respective initial amounts set forth on Schedule 1 hereto, subject to adjustment as provided in the Warrants and (ii) the Company and each Purchaser shall enter into a Registration Rights Agreement in substantially the form attached hereto as Exhibit B (the “Registration Rights Agreement”). The Company shall deliver to each Purchaser its respective Warrant, and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur remotely via the electronic exchange of all closing deliverables, or as the parties shall otherwise mutually agree. 2.2 Deliveries. (a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following: (i) this Agreement and the Warrants, duly executed by the Company; (ii) legal opinions of counsel to the Company (including Luxembourg law and New York law counsel to the Company), addressed to the Purchasers, in form and substance reasonably acceptable to the Purchasers and customary for the issuance of warrants to purchase common equity, which shall include, without limitation: opinions on the corporate status and corporate power of the Company; the valid issuance of the Warrants, the due authorization of this Agreement, the Warrants and the transactions contemplated thereunder; the due execution and delivery of this Agreement and the Warrants and their validity and enforceability; the validity of the choice of law, submission to jurisdiction and enforcement of court decisions provisions in this Agreement and the Warrants; customary no-violation, no-conflict, no-consents, no-immunity, no-residency and no-stamp duties opinions, as well as an opinion that the Company has reserved shares of its Common Stock held in treasury, solely for the purpose of satisfying and effecting the exercise of the Warrants, the Maximum Number of Warrant Shares as of the Closing Date and that, when transferred to the holder in accordance with the terms of the Warrants, such shares of Common Stock will be validly issued, fully paid and free from preemptive rights; (iii) resolutions of the Board of Directors approving, among others, the issuance of the Warrants, the signing by the Company of this Agreement, the Warrants, the Registration Rights Agreement and any other documents named therein, the performance by the Company of its obligations hereunder and thereunder, and the signing powers of the signatory to such documents on behalf of the Company; and (iv) a copy of the Warrant register, showing a Warrant registered in the name of such Purchaser to purchase up to the initial number of Warrant Shares specified in such Purchaser’s Warrant, subject to adjustment as set forth therein, with an exercise price equal to $0.01, subject to adjustment as set forth therein. (b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company this Agreement, duly completed and executed by such Purchaser. 2.3 Closing Conditions. (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being satisfied or waived by the Company: (i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specified date therein in which case they shall be so accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; (iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement; (iv) the application, subject to official notice of issuance, for the listing of the Maximum Number of Warrant Shares on the primary Trading Market, and such primary Trading Market having raised no notice of objection to such listing; (v) the effectiveness of the Term Loan Credit Agreement Amendment; and (vi) execution of the First Amendment to the Existing Revolving Facility. (b) The obligations of each Purchaser hereunder in connection with the Closing are subject to the following conditions being satisfied or waived by each such Purchaser: (i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specified date therein in which case they shall be so accurate as of such date); (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; (iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; (iv) the absence of a Material Adverse Effect with respect to the Company since the date hereof; and (v) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by the Company’s principal Trading Market shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing. ARTICLE III. REPRESENTATIONS AND WARRANTIES 3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser:

(a) Authorization; Enforcement. The Company has and will have at the Closing Date all requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out and perform its obligations hereunder and thereunder, including the issuance and delivery of the Warrants and the equity securities issuable upon exercise of, or otherwise pursuant to, the Warrants. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company, and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than the Required Approvals. This Agreement and each other Transaction Document to which the Company is a party has been (or upon delivery thereof will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. (b) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale or delivery, as applicable, of the Securities (including the issuance of any Warrant Shares upon exercise of the Warrants) and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or subsidiary debt or otherwise) or other understanding to which the Company or any subsidiary is a party or by which any property or asset of the Company or any subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”). (c) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization, approval, vote or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person, including any stockholder, in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of any Warrant Shares upon exercise of the Warrants), other than: (i) the filings required pursuant to Section 5.4 of this Agreement, (ii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Warrant Shares for trading thereon in the time and manner required thereby, (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws and (iv) the resolution of the Board of Directors to issue the Warrants and any Warrant Shares in accordance with the terms of this Agreement and the Company’s constitutional documents and, in the case of the Warrant Shares, the terms of the Warrants, which resolution was obtained on February 8, 2023 and remains in effect (collectively, the “Required Approvals”). (d) Securities. The Securities are duly authorized and, when issued and, if applicable, paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents and arising under applicable securities laws. The Warrant Shares, when transferred to the relevant holder of Warrants in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents. The Company has and shall at all times reserve and keep available its Common Stock held in treasury solely for the purpose of satisfying and effecting the exercise of the Warrants the Maximum Number of Warrant Shares. As of the date hereof the Company holds 14,657,260 shares of Common Stock in treasury. (e) Capitalization. The capitalization of the Company as of the date hereof comprises 30,784,907 issued shares of Common Stock. As of the date immediately prior to the date hereof, the Company has 16,127,647 shares of Common Stock outstanding and 14,657,260 shares of Common Stock held as treasury shares by the Company. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options and restricted share units under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans, pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and as disclosed in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any subsidiary. The issuance and sale of the Securities will not obligate the Company or any subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchasers and their transferees). Except as disclosed in the SEC Reports, there are no outstanding securities or instruments of the Company or any subsidiary containing any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any subsidiary. Except for the outstanding warrants to purchase shares of Common Stock, there are no outstanding securities or instruments of the Company or any subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any subsidiary is or may become bound to redeem a security of the Company or such subsidiary. The sale of the Warrants at Closing will not give rise to any redemption or similar right to any holder of the Company’s securities. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state and foreign securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. (f) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives. (g) SEC Reporting and Related Matters. (i) Since December 31, 2021, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis. As of their respective filing dates, or to the extent corrected by a subsequent amendment or restatement, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. (ii) The Company has (A) timely filed and made publicly available on EDGAR all certifications, statements and documents required by Rule 13a-14 or Rule 15d- 14 under the Exchange Act. The Company and its subsidiaries, on a consolidated basis, maintain disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such controls and procedures are designed to ensure that the information required to be disclosed by the Company in the reports that it files with or submits to the SEC (A) is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms and (B) is accumulated and communicated to the Company’s management, including its or their principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic reports under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting. (iii) The Company and its subsidiaries are in compliance in all material respects with all of the applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder. (h) Regulation M Compliance. The Company and its Affiliates have not, and to the Company’s knowledge no other Person acting on its or their behalf has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or to result in the stabilization or manipulation of the price of any security of the Company, including under Regulation M of the Exchange Act. (i) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder. (j) Other Covered Persons. The Company is not aware of any Person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities. (k) Notice of Disqualification Events. The Company will notify the Purchasers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person. (l) Listing of Warrant Shares. The Company has applied to list or quote the Maximum Number of Warrant Shares on the primary Trading Market for the Common Stock. (m) Investment Company Act. The Company is not, and after giving effect to the offering and sale of the Securities will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder. The Company understands that each of its financial advisors or other representatives and, for purposes of any opinions to be delivered to the Purchasers pursuant to this Agreement, counsel to the Company, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and the Company hereby consents to such reliance. 3.2 Representations and Warranties of the Purchasers. Each Purchaser, only as to itself and not with respect to any other Purchaser, hereby represents and warrants as of the date hereof and as of the

Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date): (a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which such Purchaser is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. (b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is either: (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. (d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. (e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. (f) Access to Information. Such Purchaser acknowledges that (A) it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment, and (B) it has, independently and without reliance upon any statement, representation or warranty made by any Person (including any of the Company’s financial advisors or other representatives), other than such statements, representations and warranties of the Company expressly contained in this Agreement, and based on such information described in the foregoing clause (A), made its own analysis and decision to enter into this Agreement and make its investment in the Securities and that it has not relied on the analysis and decision or due diligence investigation of any other Person (including any of the Company’s financial advisors or other representatives). (g) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities. (h) No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the Transaction Documents, and the consummation by such Purchaser of the transactions contemplated thereby, will not (i) result in a violation of the organizational documents of such Purchaser or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to consummate the transactions contemplated hereby. (i) Restricted Securities. Such Purchaser understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws because they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. (j) Legends. It is understood that, except as provided in Section 5.1 of this Agreement, certificates evidencing such Securities (if any) may bear the legend set forth in Section 5.1(b) until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, or is otherwise removed in accordance with Section 5.1(c) herein. (k) No Legal, Tax or Investment Advice. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(l) Residency. Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto. Each of the Purchasers understands that the Company and each of its financial advisors or other representatives and, for purposes of any opinions to be delivered to the Purchasers pursuant to this Agreement, counsel to the Company, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and each of the Purchasers and the Company hereby consents to such reliance. ARTICLE IV. LOCK-UP 4.1 Lock-Up. Except as permitted by Section 4.2, the Purchasers shall not Transfer any Securities (the “Lock-Up Securities”) until the date that is the earlier of (i) one year plus two Business Days from the date hereof or (ii) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property (the “Lock-up Period”). 4.2 Exceptions. The provisions of Section 4.1 shall not apply to (each a “Permitted Transfer” and the transferee thereof, a “Permitted Transferee”): (a) Transfers to the Company or any of its subsidiaries and the transferee agrees to be subject to the Lock-Up; (b) Transfers effected pursuant to and in accordance with the terms of any merger, consolidation or similar transaction consummated by the Company; (c) Pledges of Securities as security or collateral in connection with any borrowing or the incurrence of any indebtedness by any Purchaser (provided such borrowing or incurrence of indebtedness is secured by a portfolio of assets or equity interests issued by multiple issuers) and any pledgee agrees to be subject to the Lock-Up; (d) Transfers as a bona fide gift or charitable contribution and the recipient agrees to be subject to the Lock-Up; (e) (i) Transfers to limited partners, members, stockholders or holders of similar equity interests of a Purchaser (or in each case its nominee or custodian) or (ii) Transfers to another corporation, partnership, limited liability company, trust or other business entity (or in each case its nominee or custodian) that is an Affiliate of a Purchaser, or to any investment fund or other entity controlled, under common control or managed by undersigned Purchaser or Affiliates of undersigned Purchaser, and in each of the foregoing cases in this clause (e) the transferee agrees to be subject to the Lock-Up ; and (f) Transfers by operation of law pursuant to a qualified domestic order and the transferee agrees to be subject to the Lock-Up. ARTICLE V. OTHER AGREEMENTS OF THE PARTIES 5.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 5.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, the transferee shall agree in writing to be bound by the terms of Articles IV, V and VI of this Agreement and shall otherwise have the rights and obligations of a Purchaser under this Agreement. (b) The Purchasers agree to the imprinting, so long as is required by this Section 5.1, of a legend on any of the Securities in substantially the following form: IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN SECURED BY SUCH SECURITIES. The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company, and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities. (c) Warrant Shares held by non-Affiliates of the Company shall not bear any legend (including the legend set forth in Section 5.1(b) hereof), (i) while any registration statement covering the resale of such security is effective under the Securities Act, (ii) following any resale of such Warrant Shares pursuant to Rule 144 (for the avoidance of doubt, the Warrants are exercisable only on a cashless basis) or (iii) if such Warrant Shares are eligible for resale under Rule 144 or if such legend is otherwise not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent or the Purchaser if required by the Transfer Agent to effect the removal of the legend hereunder, or if requested by a Purchaser, as applicable. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares or if such Warrant Shares may be resold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144, or if the Warrant Shares may be resold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Warrant Shares, or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Warrant Shares shall be issued free of all legends. Any such issuance shall be made by the Transfer Agent crediting such Warrant Shares (under an unrestricted CUSIP, which shall be the same unrestricted CUSIP used for the Common Stock generally) to the account of the Purchaser’s broker with the Depositary Trust Company, as directed by such Purchaser. The Company agrees that, with respect to any Warrant Shares issued with any legend, at such time as such legend is no longer required under Section 5.1(c), it will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following the delivery by a Purchaser to the Company or the Transfer Agent of a request with respect thereto, together with a representation letter duly executed by such Purchaser indicating that such Purchaser is not an Affiliate of the Company and has held (or is deemed under Rule 144 to have held) the Warrant Shares for at least one year and an attestation of Warrant Share ownership (such date, the “Legend Removal Date”), declare or cause to be declared to such Purchaser and any party so designated by the Purchaser, at the option of such Purchaser, that such Warrant Shares are free from all restrictive and other legends (and otherwise ensure that any such restrictive and other legends are not applicable to such Warrant Shares) and, at the request of such Purchaser, cause the Warrant Shares to be credited (under an unrestricted CUSIP, which shall be the same unrestricted CUSIP used for the Common Stock generally) by the Transfer Agent to the Purchaser by crediting such Warrant Shares to the account of the Purchaser’s broker with the Depositary Trust Company, as directed by such Purchaser. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 5. (d) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and acknowledges that the removal of the restrictive legend in respect of the Securities as set forth in this Section 5.1 is predicated upon the Company’s reliance upon this understanding. 5.2 Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144 (as those terms are understood and defined in Rule 144), the Company covenants to use its commercially reasonable efforts to timely file (without giving effect to any extensions of time that may be available therefor under Rule 12b-25 under the Securities Act or successor thereto) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act, so long as the Company remains subject to such requirements. If the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. 5.3 Integration. The Company has not sold, offered for sale or solicited offers to buy or otherwise negotiated in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities, and shall not do so, in each case in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction. 5.4 Securities Laws Disclosure. The Company shall file a Current Report on Form 8-K describing the transactions contemplated by the Transaction Documents and including as exhibits to such Form 8-K the Transaction Documents (or the forms thereof) as exhibits thereto (including schedules and exhibits thereto), with the Commission within the time required by the Exchange Act. Neither the Company nor any Purchaser shall issue any press release nor otherwise make any such public statement with respect to the transactions contemplated by this Agreement or the Warrants without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents (or disclosure with respect thereto) with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b). 5.5 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which material terms and conditions and material non-public information shall be disclosed pursuant to Section 5.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information in connection with the transactions contemplated by the Transaction Documents, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent in contravention of this Section 5.5, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. 5.6 Use of Proceeds. The Company shall not use the net proceeds from the sale of the Securities at Closing hereunder: (a) for the redemption of any Company securities, (b) for the settlement of any outstanding litigation or (c) in violation of FCPA or OFAC regulations or other applicable laws. 5.7 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of any Lien other than restrictions on transfer provided for in the Transaction Documents and arising under applicable securities laws, a sufficient number of shares of Common Stock for the purpose of enabling the Company to transfer the Maximum Number of Warrant Shares transferable upon exercise of the Warrants to the holders thereof. 5.8 Listing of Common Stock. The Company hereby agrees to use reasonable best efforts to maintain the listing or quotation of the Common Stock (including the Maximum Number of Warrant Shares) on the Trading Market on which it is currently listed. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application the Maximum Number of Warrant Shares, and will take such other action as is necessary to cause the Maximum Number of Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to use reasonable best efforts to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer and to maintain a transfer agent and registrar for the Common Stock. 5.9 Equal Treatment of Purchasers. No consideration (including any modification of this Agreement) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise. 5.10 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to Current Report on Form 8-K described in the first sentence of Section 5.4 (unless the Company shall fail to file such report within the time period specified in Section 5.4). Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the Current Report on Form 8-K described in the first sentence of Section 5.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information gained in the course of this transaction (unless the Company shall fail to file such report within the time period specified in Section 5.4). 5.11 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser. 5.12 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company. 5.13 Exercise Procedures. The form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents. ARTICLE VI. MISCELLANEOUS 6.1 Termination. This Agreement may be terminated by any Purchaser (as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers), by written notice to the other parties, if the Closing has not been consummated by the fifth (5th) Trading Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties). 6.2 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers (excluding any successors or assigns thereof). 6.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. 6.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. 6.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which hold at least a majority of the Securities (or, prior to the Closing, the Company and each Purchaser) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of at least a majority in interest of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 6.5 shall be binding upon each Purchaser and holder of Securities and the Company. 6.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. 6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger or similar change in control transaction). Any Purchaser may assign any or all of its rights under this Agreement to any Affiliate or to any Person to whom such Purchaser assigns or transfers any Securities in accordance with the terms of this Agreement and the applicable Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents set forth in Articles IV, V and VI that apply to the “Purchasers.” 6.8 No Third-Party Beneficiaries. Other than with respect to such Persons (including the Company’s financial advisors and other representatives) referenced in the last paragraphs of each of Sections 3.1 and 3.2, this Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. 6.9 Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law 6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by electronic signature (including via DocuSign), facsimile transmission or by e-mail delivery of a “.pdf” (or similar) format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such electronic, facsimile or “.pdf” (or similar) signature page were an original thereof. 6.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable. 6.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option owed to such Purchaser by the Company under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then, prior to the performance by the Company of the Company’s related obligation, such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights. 6.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities. 6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate. 6.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. 6.16 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.

The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers. 6.17 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day. 6.18 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, but without duplication of any adjustment provided for therein, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement. 6.19 Survival; Indemnification; Third Party Beneficiaries. All agreements, representations, and warranties contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing. Subject to the provisions of this Section 6.19, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, Proceedings, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel reasonably acceptable to the Purchaser Party or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel (plus one local counsel in each necessary jurisdiction). The Company will not be liable to any Purchaser Party for indemnity under this Section 6.19 (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 6.19 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law. Any Losses for which any Person is entitled to indemnification under this Section 6.19 shall be determined without duplication of recovery by reason of the state of facts giving rise to such Losses constituting a breach of more than one representation, warranty, covenant or agreement in this Agreement or the other Transaction Documents. No Person shall be entitled to indemnification under this Agreement for any Losses arising from a breach of any representation, warranty, covenant or agreement set forth herein or in the other Transaction Documents to the extent such Losses were already indemnified pursuant to the terms of this Agreement or the other Transaction Documents (for example, if damages were paid to a Person pursuant to the Buy-In and the Liquidated Damages provisions in the Warrants in connection with a failure to timely deliver the Warrant Shares, only the amount of any Losses in excess of such other remedied damages would be indemnifiable hereunder). Other than to the extent otherwise set forth in Section 6.8, this Agreement is intended for the benefit of the parties hereto, and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except the Purchaser Parties are intended third party beneficiaries of the provisions of this Section 6.19. 6.20 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.20. 6.21 Agent for Service of Process. The Company has appointed Corporation Service Company with offices currently at 80 State Street, Albany, NY, 12207 as its authorized agent (the “Process Agent”) upon whom all writs, process and summonses may be served in any suit, action or proceeding arising out of or based upon this Agreement which may be instituted in any state or federal court in The City of New York, Borough of Manhattan. The Company hereby represents and warrants that the Process Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents, that may be necessary to continue each such appointment in full force and effect so long as this Agreement has not been terminated. The Company agrees that the appointment of the Process Agent shall be irrevocable so long as this Agreement has not been terminated or until the irrevocable appointment by the Company of a successor agent in The City of New York, Borough of Manhattan as its authorized agent for such purpose and the acceptance of such appointment by such successor. Service of process upon the Process Agent shall be deemed, in every respect, effective service of process upon the Company.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above. ALTISOURCE PORTFOLIO SOLUTIONS S.A. Address for Notice: By: /s/ William B. Shepro Email: contractmanagement@altisource.com, gregory.ritts@altisource.lu Name: William B. Shepro Title: Chairman and Chief Executive Officer With a copy to (which shall not constitute notice): Foley Hoag LLP 155 Seaport Boulevard Boston, MA 02210 Attn: Thomas Draper Email: tdraper@foleyhoag.com [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT] IN WITNESS WHEREOF, the undersigned have caused this Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above. Name of Purchaser: Signature of Authorized Signatory of Purchaser: Name of Authorized Signatory: Title of Authorized Signatory: Email Address of Authorized Signatory: Address for Notice to Purchaser: Address for Delivery of Securities to Purchaser (if not same as address for notice): EIN/Tax ID Number: [SIGNATURE PAGES CONTINUE]